UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 13, 2011

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 787-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 13, 2011, Electro Rent Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at the Company’s offices located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512. As of August 15, 2011, the record date for the Annual Meeting, there were 23,980,581 shares of our common stock outstanding. Each share of our common stock was entitled to one vote at the Annual Meeting. Shares of our common stock representing 20,215,542 votes were represented at the Annual Meeting in person or by proxy, constituting a quorum for the Annual meeting. The proposals presented at the Annual Meeting (which are described in the Company’s proxy statement which the Company filed with the Securities and Exchange Commission on August 31, 2011) and voting results for the proposals are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors until the 2012 Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gerald D. Barrone	18,579,554	351,960	1,284,028
Nancy Y. Bekavac	18,579,538	351,976	1,284,028
Karen J. Curtin	18,812,968	118,546	1,284,028
Theodore E. Guth	16,904,414	2,027,100	1,284,028
Daniel Greenberg	18,573,944	357,570	1,284,028
Joseph J. Kearns	18,579,782	351,732	1,284,028
James S. Pignatelli	18,813,297	118,217	1,284,028

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,965,343	240,102	10,097	0

Proposal 3 – Advisory (Non-Binding) Resolution Regarding Executive Compensation (Say-On-Pay)

By the votes reflected below, our shareholders approved an advisory, non-binding resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on August 31, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,455,764	452,806	22,944	1,284,028

Proposal 4 – Advisory (Non-Binding) Vote on the Frequency of Future Advisory Vote on Executive Compensation (Say-When-On-Pay)

By the votes reflected below, our shareholders voted in favor of an advisory, non-binding resolution that the Company take an advisory shareholder vote on the Company’s executive compensation every year:

Three Years	Two Years	One Year	Abstentions	Broker Non- Votes
6,479,651	24,405	12,394,263	33,195	1,284,028

In addition, the Company’s board of directors has decided, consistent with the advisory vote of the shareholders, to submit a resolution on the compensation of the Company’s executives to shareholders for an advisory vote annually in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives (which would be at the 2017 Annual Meeting of Shareholders unless presented earlier).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 14, 2011	ELECTRO RENT CORPORATION

	By:	/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer